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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2004

                               US Dataworks, Inc.
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             (Exact name of registrant as specified in its charter)

          Nevada                         001-15835               84-1290152
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State or other jurisdiction          (Commission File           (IRS Employer
    of incorporation)                     Number)            Identification No.)

5301 Hollister Road, Suite 250
Houston, Texas                                                      77040
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (713) 934-3855


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          (Former name or former address if changed since last report)


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Item. 12  Results of Operations and Financial Condition
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          The information in this Current Report is being furnished
          and shall not be deemed "filed" for the purposes of
          Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

                   On August 5, 2004, US Dataworks, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    US Dataworks, Inc.
                                                    (Registrant)

                     Date: August 5, 2004           By: /s/ Charles E. Ramey
                                                        -----------------------
                                                        Charles E. Ramey
                                                        Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit No. 99.1    Press Release dated August 5, 2004.